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                                                                   EXHIBIT 10.43

                              FOURTH AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                 THIS FOURTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made and entered into effective as of the 19th day of February, 1997, by and between FALCONITE EQUIPMENT, INC. (formerly known as Falconite, Inc.), an Illinois corporation ("Borrower"), and CITIZENS BANK & TRUST COMPANY OF PADUCAH ("Lender").

                              W I T N E S S E T H:

                 WHEREAS, Borrower and Lender have heretofore entered into that certain Revolving Credit and Term Loan Agreement dated October 5, 1995, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated January 5, 1996, that certain Second Amendment to Revolving Credit and Term Loan Agreement dated June 14, 1996, and that certain Third Amendment to Revolving Credit and Term Loan Agreement dated February 19, 1997 (as so amended, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

                 WHEREAS, Borrower and Lender desire to amend the Loan Agreement in the manner hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                 1. The definition of "Current Maturities of Debt" set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Current Maturities of Debt" shall mean, for any
                 period, the aggregate current portion of all principal payments required, scheduled or anticipated to be made during such period on account of all Debt (other than (i) principal payments on the Revolving Credit Loans, (ii) the balloon payment on the Term Note which is due on the Maturity Date and
                 (iii) principal payments on those two certain Promissory Notes of Borrower dated December 16, 1996, and January 15, 1997, respectively, payable to the order of Southwest Bank of St. Louis in the aggregate principal amount of $9,744,559.49 as of February 19, 1997) which would be reflected on a balance sheet of Borrower prepared as of any date in accordance with Generally Accepted Accounting Principles."

                 2.       The definition of "Eligible Inventory" set forth in
Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:





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                        ""Eligible Inventory" shall mean, at the time of any
                 determination thereof, each item of Inventory valued (in accordance with Generally Accepted Accounting Principles) at the lower of (i) cost minus accumulated depreciation (determined in accordance with the following methods of depreciation, unless otherwise approved by Lender in writing,
                 (A) for large (28-ton or greater) cranes (1) the 15-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (2) the 15-year straight line depreciation method with a salvage value of Twenty-Five Percent (25%) if purchased on or after January 1, 1997, (B) for small (less than 28-tons) cranes (1) the 15-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (2) the 10-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997,
                 (C) for large lifts, (1) the 10-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (2) the 10-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997, (D) for small lifts and fork lifts, (1) the 10-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (2) the 7-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997, (E) for dirt moving equipment, (1) the 7-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (2) the 7-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997, (F) for vehicles and trailers, the 5-year straight line depreciation method with no salvage value and (G) for all other types of Inventory, (1) the 5-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (2) the 5-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997, or (ii) market, as to which the following requirements have been fulfilled to the reasonable satisfaction of Lender:

                          (i) Borrower has lawful and absolute title to such Inventory;

                          (ii)  such Inventory consists of new or used
                 machinery or equipment held for sale, lease or rent by Borrower in the ordinary course of its business;

                          (iii) such Inventory is not obsolete. For the purposes of this definition, "obsolete" shall mean Inventory in which Borrower does not intend to sell, lease or rent and/or cannot sell, lease or rent in the ordinary course of business at regularly listed prices;

                          (iv) such Inventory is not more than five (5) years old, except for Inventory classified as "cranes" which shall not be more than seven (7) years old;

                          (v) such Inventory is not in the process of being refurbished in a manner requiring more than forty (40) hours of service;

                          (vi) such Inventory is not unacceptable to Lender due to type, category and/or quantity;

                          (vii) such Inventory is located at 2525 Wayne Sullivan Drive, Paducah, Kentucky 42003, one of the other offices of Borrower listed on Exhibit A to the Security Agreement or one of the jurisdictions listed on Exhibit





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                 B to the Security Agreement or such other addresses and
                 locations approved in  writing by Lender;

                          (viii)  such Inventory is subject to a fully
                 perfected first priority security interest in favor of Lender pursuant to the Security Agreement, prior to the rights of, and enforceable as such against, any other Person;

                          (ix) such Inventory is not subject to any Lien in favor of any Person other than the Lien of Lender pursuant to the Security Agreement; and

                        (x) Lender has not otherwise advised Borrower that such Inventory is, in its sole discretion, ineligible."

                 3. Paragraph (d) of Section 1.02 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "(d)    Except as otherwise specified in this
                 Agreement, all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with Generally Accepted Accounting Principles as in effect from time to time, applied on a basis consistent (except for changes approved by Lender and by Borrower's independent certified public accountants) with the most recent audited consolidated and consolidating financial statements of Parent Guarantor and its subsidiaries delivered to Lender. Notwithstanding the foregoing, the financial covenants contained in this Agreement (including, without limitation, the financial covenants contained in Sections 9.14(a), 9.14(b), 9.14(c), 9.14(d) and
                 9.15 of this Agreement but excluding the financial covenant contained in Section 9.14(e) of this Agreement) shall be determined for Borrower only on a stand alone basis and not for Borrower and its Subsidiaries on a consolidated basis. The financial covenant contained in Section 9.14(e) of this Agreement shall be determined for the Parent Guarantor and its subsidiaries on a consolidated basis."

                 4. Section 9.14(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "(a)     Minimum Tangible Net Worth.  Borrower shall
                 not permit its Tangible Net Worth to be less than $9,000,000.00 at any time on or after December 31, 1996."

                 5. Section 9.14(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


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                          "(b)     Maximum Indebtedness to Tangible Net Worth.
                 Borrower shall not permit the ratio of the Indebtedness of Borrower, determined in accordance with Generally Accepted Accounting Principles consistently applied, to Tangible Net Worth to be greater than 5.50 to 1.0 at any time on or after December 31, 1996."

                 6. Section 9.14(d) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "(d)     Minimum Operating Cash Flow.  Borrower shall
                 not permit its Operating Cash Flow to be less than $8,500,000.00 for any consecutive twelve (12) month period commencing with the consecutive twelve (12) month period ended December 31, 1996. For the purposes of this Section, Borrower's "Operating Cash Flow" shall be that shown on the officer's certificate delivered with respect to the applicable twelve (12) consecutive month period unless Lender makes an independent, good faith determination of Operating Cash Flow for such consecutive twelve (12) month period. If Lender's determination of Operating Cash Flow for any consecutive (12) month period is less than Operating Cash Flow as stated in the applicable officer's certificate: (i) such determination by Lender shall be, if determined in accordance with the foregoing provision and the definition of "Operating Cash Flow" in this Agreement, conclusive for purposes hereof and
                 (ii) Lender shall promptly advise Borrower of its determination."

                 7. Section 9.16 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "Section 9.16.  Calculation of Depreciation on
                 Inventory. Borrower will not change the methods or salvage value percentages used to calculate depreciation on any of its Inventory from the following methods and salvage value percentages: (a) for large (28-ton or greater) cranes (i) the 15-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (ii) the 15-year straight line depreciation method with a salvage value of Twenty-Five Percent (25%) if purchased on or after January 1, 1997, (b) for small (less than 28-tons) cranes (i) the 15-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (ii) the 10-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997,
                 (c) for large lifts, (i) the 10-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (ii) the 10-year straight line depreciation method with a salvage value of Ten Percent (10%)



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                 if purchased on or after January 1, 1997, (d) for small
                 lifts and fork lifts, (i) the 10-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (ii) the 7-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997, (e) for dirt moving equipment, (i) the 7-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (2) the 7-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997, (f) for vehicles and trailers, the 5-year straight line depreciation method with no salvage value and
                 (g) for all other types of Inventory, (1) the 5-year straight line depreciation method with no salvage value if purchased prior to January 1, 1997, or (ii) the 5-year straight line depreciation method with a salvage value of Ten Percent (10%) if purchased on or after January 1, 1997."

                 8. Exhibit I attached to the Loan Agreement is hereby deleted in its entirety and the Exhibit I attached to this Amendment is substituted in lieu thereof.

                 9. Exhibit O attached to the Loan Agreement is hereby deleted in its entirety and the Exhibit O attached to this Amendment is substituted in lieu thereof.

                 10. Borrower hereby agrees to pay or reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and all other agreements, documents and instruments relating to the amendment of Borrower's existing credit facilities with Lender (collectively, the "Amendment Documents"). Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery or recording of the Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower's Obligations and the termination of the Loan Agreement.

                 11. All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment.

                 12. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                 13. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

                 14. Borrower hereby represents and warrants to Lender that:


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                          (a)     the execution, delivery and performance by
                 Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party;

                          (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                          (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

                          (d)     as of the date hereof, all of the
                 representations and warranties of Borrower set forth in the Loan Agreement are true and correct and no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

                 15. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

                 16. This Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Kentucky (without reference to conflict of law principles).

                 IN WITNESS WHEREOF, Borrower and Lender have executed this Fourth Amendment to Revolving Credit and Term Loan Agreement this 5th day of March, 1997, effective as of February 19, 1997.

                                     FALCONITE EQUIPMENT, INC.



                                     By /s/ Mike Falconite
                                        ------------------------------
                                     Name: Mike Falconite
                                           ---------------------------
                                     Title: President
                                            --------------------------


                                     CITIZENS BANK & TRUST COMPANY OF PADUCAH


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                                         By /s/ Scott Powell
                                            ----------------------------
                                         Name: Scott Powell
                                               -------------------------
                                         Title: Senior Vice President
                                                ------------------------


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